Filed pursuant to Rule 497(e)
Registration Nos. 333-190432; 811-22875

THE 504 FUND
Ticker: XPNNX

December 18, 2015

Supplement to the Prospectus and SAI dated October 28, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) of The 504 Fund (the “Fund”). It should be retained and read in conjunction with the Prospectus and SAI.

Effective April 1, 2015, 504 Fund Advisors, LLC (the “Adviser”), the Fund’s investment adviser, agreed to voluntarily waive its management fee until the Fund’s net assets exceeded $100 million, subject to its right to terminate the voluntary waiver at any time. Effective December 31, 2015, the Adviser will terminate the voluntary waiver of its management fee. Accordingly, all references in the Prospectus and SAI to the voluntary waiver are hereby deleted.

This will have no impact on the Adviser’s contractual agreement to waive or reduce its management fees and/or reimburse expenses of the Fund until at least January 1, 2018 to ensure that total annual expenses (excluding interest, leverage interest (i.e., any expenses incurred in connection with borrowings made by the Fund), taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “Excluded Expenses”) and including organizational and offering costs) do not exceed 1.75% of the Fund’s average net assets.

Please retain this Supplement for future reference.